                                                                               .
                                                                               .
                                                                               .

                             LETTER OF TRANSMITTAL

                           AINSWORTH LUMBER CO. LTD.

                               OFFER TO EXCHANGE

      ALL OUTSTANDING 7 1/4% SENIOR NOTES DUE         ALL OUTSTANDING SENIOR FLOATING RATE NOTES DUE
                  OCTOBER 1, 2012                                     OCTOBER 1, 2010
    (US$275,000,000 AGGREGATE PRINCIPAL AMOUNT)         (US$175,000,000 AGGREGATE PRINCIPAL AMOUNT)



                        FOR                                                 FOR



      7 1/4% SENIOR NOTES DUE OCTOBER 1, 2012         SENIOR FLOATING RATE NOTES DUE OCTOBER 1, 2010
    (US$275,000,000 AGGREGATE PRINCIPAL AMOUNT)         (US$175,000,000 AGGREGATE PRINCIPAL AMOUNT)
       WHICH HAVE BEEN REGISTERED UNDER THE                WHICH HAVE BEEN REGISTERED UNDER THE
              SECURITIES ACT OF 1933                              SECURITIES ACT OF 1933

                 Pursuant to the Prospectus, dated           ,

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           ,
(THE "EXPIRATION DATE") UNLESS THE OFFER IS EXTENDED BY AINSWORTH IN ITS SOLE DISCRETION. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

                                EXCHANGE AGENT:

                              THE BANK OF NEW YORK

        By Hand, Mail or Overnight Delivery                      By Facsimile Transmission
               The Bank of New York                          (for Eligible Institutions only):
            Corporate Trust Operations                                (212) 298-1915
              101 Barclay Street - 7E                           Attention: William Buckley
             New York, New York 01286                              Confirm by Telephone:
            Attention: William Buckley                                (212) 815-5788
               For Information Call:
                  (212) 815-5788

                                    --------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR THE DEPOSITORY TRUST COMPANY (AUTOMATED TENDER OFFER PROGRAM) OR TRANSMISSION OF THE LETTER OF TRANSMITTAL VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

     By execution hereof, the undersigned acknowledges receipt of the prospectus
dated           , (the "Prospectus") of Ainsworth Lumber Co. Inc. ("Ainsworth")
which, together with this letter of transmittal (the "Letter of Transmittal"), constitute Ainsworth's offer (the "Exchange Offer") to exchange (a) US$1,000 in stated amount at maturity of a new series of 7 1/4% Senior Notes due October 1, 2012 (the "New Fixed Rate Notes") of Ainsworth for each US$1,000 in stated amount at maturity of outstanding 7 1/4% Senior Notes due October 1, 2012 ("Original Fixed Rate Notes") and (b) US$1,000 in stated amount at maturity of a new series of Senior Floating Rate Notes due October 1, 2010 (the "New Floating Rate Notes", and, together with the New Fixed Rate Notes, the "Exchange Notes") of Ainsworth for each US$1,000 in stated amount at maturity of outstanding Senior Floating Rate Notes due October 1, 2010 (the

"Original Floating Rate Notes", and, together with the Original Fixed Rate Notes, the "Original Notes") of Ainsworth. The Original Notes and the Exchange Notes are referred to collectively herein as the "Notes". The terms of the Exchange Notes are identical to the terms of the Original Notes, and evidence the same indebtedness, in each case, as the Original Notes, except that the Exchange Notes will be registered under the Securities Act of 1933, as amended (the "Securities Act"), will not contain restrictions on transfer or provisions relating to special interest under circumstances related to the timing of the Exchange Offer, will bear a different CUSIP number from the Original Notes and will not entitle Holders (as defined below) to registration rights.

     This Letter of Transmittal is to be used by Holders if: (i) certificates representing Original Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Original Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Original Notes (such participants, acting on behalf of Holders, are referred to herein, together with such Holders, as "Acting Holder"); or (iii) tender of Original Notes is to be made according to the guaranteed delivery procedures. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     If delivery of the Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC as set forth in (ii) in the immediately preceding paragraph, this Letter of Transmittal need not be manually executed; provided, however, that tenders of Original Notes must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program ("ATOP"). To tender Original Notes through ATOP, the electronic instructions sent to DTC and transmitted by DTC to the Exchange Agent must contain the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal.

     Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver confirmation of the book-entry tender of their Original Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in "Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

     Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means: (i) any person in whose name Original Notes are registered on the books of Ainsworth or any other person who has obtained a properly completed bond power from the registered Holder or (ii) any participant in DTC whose Original Notes are held of record by DTC who desires to deliver such Original Notes by book-entry transfer at DTC.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR ORIGINAL NOTES (OTHER THAN BY BOOK-ENTRY TRANSFER AS DESCRIBED ABOVE) MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

     List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Original Notes should be listed on a separate signed schedule affixed hereto. Tenders of Original Notes will be accepted only in authorized denominations of US$1,000.

---------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF ORIGINAL NOTES
---------------------------------------------------------------------------------------------------------------------------------
                                      NAME(S) AND ADDRESS(ES)          CERTIFICATE NUMBER(S)                 AMOUNT OF
                                           OF HOLDER(S)                  (ATTACHED SIGNED             ORIGINAL NOTES TENDERED
          TYPE OF NOTE              (PLEASE FILL IN, IF BLANK)          LIST IF NECESSARY)*            (IF LESS THAN ALL)**
---------------------------------------------------------------------------------------------------------------------------------
 Fixed Rate Notes:


---------------------------------------------------------------------------------------------------------------------------------
 Floating Rate Notes:


---------------------------------------------------------------------------------------------------------------------------------
   * Need not be completed by Holders who tender Original Notes by book-entry transfer.
  ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original Notes represented by the Original Notes indicated in column 3. See Instruction 2. Original Notes tendered hereby must be in denominations of principal amount of US$1,000 and any integral multiple thereof. See Instruction 1.

---------------------------------------------------------------------------------------------------------------------------------

[ ]    CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT
       MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution ------------------------------------------------------------------------

       Account Number ------------------------------         Transaction Code Number -----------------------

       Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available, or (ii) who cannot deliver their Original Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures and must also complete the Notice of Guaranteed Delivery.

[ ]    CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY
       PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

---------------------------------------------------------------------------------------------------------------------
ORIGINAL NOTES                                               FIXED RATE NOTES               FLOATING RATE NOTES
---------------------------------------------------------------------------------------------------------------------
  Name(s) of Holder(s) of Original Notes:
---------------------------------------------------------------------------------------------------------------------
  Window Ticket No. (if any):
---------------------------------------------------------------------------------------------------------------------
  Date of Execution of Notice of Guaranteed Delivery:
---------------------------------------------------------------------------------------------------------------------
  Name of Eligible Institution that Guaranteed
  Delivery:
---------------------------------------------------------------------------------------------------------------------
  DTC Book-Entry Account No.:
---------------------------------------------------------------------------------------------------------------------
  If Delivered by Book-Entry Transfer:

     Name of Tendering Institution:

     Transaction Code No.:

---------------------------------------------------------------------------------------------------------------------

[ ]    CHECK HERE IF YOU ARE A BROKER-DEALER OR OTHER PARTY ENTITLED, PURSUANT TO THE TERMS OF THE REGISTRATION
       RIGHTS AGREEMENT REFERRED TO IN THE PROSPECTUS, TO RECEIVE AND WISH TO RECEIVE, 10 ADDITIONAL COPIES OF
       THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO WITHIN 180 DAYS AFTER THE
       EXPIRATION DATE.

       Name: ----------------------------------------------------------------------

       Address: ----------------------------------------------------------------------

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges and represents that it will deliver a prospectus meeting the requirements of the Securities Act, in connection with any resale of such Exchange Notes; however, by so acknowledging and representing and by delivering such a prospectus the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired as a result of market-making activities or other trading activities. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Ainsworth the above-described principal amount of Original Notes. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Ainsworth all right, title and interest in and to such Original Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of Ainsworth and as Trustee under the Indenture for the Original Notes and the Exchange Notes) to cause the Original Notes to be assigned, transferred and exchanged.

     The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Original Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Original Notes, and that, when the same are accepted for exchange, Ainsworth will acquire good and unencumbered title to the tendered Original Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

     The undersigned further agrees that acceptance of any tendered Original Notes by Ainsworth and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by Ainsworth of certain obligations under the Registration Rights Agreement, dated September 22, 2004, among Ainsworth and the initial purchasers of named therein (the "Registration Rights Agreement") and that Ainsworth shall have no further obligations or liabilities thereunder.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "Exchange Offer -- Conditions". The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Ainsworth) as more particularly set forth in the Prospectus, Ainsworth may not be required to exchange any of the Original Notes tendered hereby and, in such event, the Original Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     By tendering, each Holder of Original Notes represents to Ainsworth that
(i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is such Holder, (ii) neither the Holder of Original Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (iii) if the Holder is not a broker-dealer or is a broker-dealer but will not receive Exchange Notes for its own account in exchange for Original Notes, neither the Holder nor any such other person is engaged in or intends to participate in a distribution of the Exchange Notes and (iv) neither the Holder nor any such other person is an "affiliate" of Ainsworth within the meaning of Rule 405 under the Securities Act, or, if such Holder is such an "affiliate", that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the tendering Holder is a broker-dealer (whether or not it is also an "affiliate" of Ainsworth within the meaning of Rule 405 under the Securities Act) that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The Securities and Exchange Commission (the "SEC") has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the Exchange Notes (other than a resale of Exchange Notes received in exchange for an unsold allotment from the original sale of the

Original Notes) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by certain broker-dealers (as specified in the Registration Rights Agreement referenced in the Prospectus) ("Participating Broker-Dealers") for a period of time, starting on the Expiration Date and ending on the close of business 90 days after the Expiration Date in connection with the sale or transfer of such Exchange Notes. Ainsworth has agreed that, for such period of time, it will make the Prospectus (as it may be amended or supplemented) available to such a broker-dealer which elects to exchange Original Notes, acquired for its own account as a result of market making or other trading activities, for Exchange Notes pursuant to the Exchange Offer for use in connection with any resale of such Exchange Notes. By accepting the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer acknowledges and agrees to notify Ainsworth prior to using the Prospectus in connection with the sale or transfer of Exchange Notes and that, upon receipt of notice from the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein (in light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the Prospectus until (i) Ainsworth has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either Ainsworth has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if Ainsworth has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of Exchange Notes. A broker-dealer that acquired Original Notes in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the Exchange Offer.

     The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Original Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is a broker-dealer or an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holder's business, at the time of commencement of the Exchange Offer such Holder has no arrangement or understanding with any person to participate in a distribution of such Exchange Notes, and such Holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances.

     For purposes of the Exchange Offer, Ainsworth shall be deemed to have accepted validly tendered Original Notes when, as and if Ainsworth has given oral or written notice thereof to the Exchange Agent and complied with the applicable provisions of the Registration Rights Agreement. If any tendered Original Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Original Notes are submitted for a greater principal amount than the Holder desires to exchange, such unaccepted or non-exchanged Original Notes will be returned without expense to the tendering Holder thereof (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to customary book-entry transfer procedures, such non-exchanged Original Notes will be credited to an account maintained with DTC as promptly as practicable after the expiration or termination of the Exchange Offer).

     The undersigned will, upon request, execute and deliver any additional documents deemed by Ainsworth to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors, assigns, executors and administrators.

     The undersigned understands that tenders of Original Notes pursuant to the instructions hereto will constitute a binding agreement between the undersigned and Ainsworth upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instruction", please issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Original Notes tendered by DTC, by credit to the account at
DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions", please send the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and any certificates for Original Notes not tendered or not exchanged (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that Ainsworth has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instruction" to transfer any Original Notes from the name of the registered Holder(s) thereof if Ainsworth does not accept for exchange any of the Original Notes so tendered.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
 (TO BE COMPLETED BY HOLDERS OF ORIGINAL NOTES TENDERING PHYSICAL CERTIFICATES)


    This Letter of Transmittal must be signed by the Holder(s) of Original Notes exactly as their name(s) appear(s) on certificate(s) for Original Notes or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Ainsworth of such persons authority to so act. See Instruction 3 herein. If the signature appearing below is not of the registered Holder(s) of the Original Notes, then the registered Holder(s) must sign a valid proxy.

X --------------------------------------------------          Date: --------------------------------------------------

X --------------------------------------------------          Date: --------------------------------------------------

   Signature(s) of Holder(s) or Authorized Signatory

Name(s): --------------------------------------------------   Address: --------------------------------------------------

--------------------------------------------------            --------------------------------------------------
                     (Please Print)                                             (Including ZIP Code)

                                                              Area Code and
                                                              Telephone
Capacity(ies): -------------------------------------------------- No.: --------------------------------------------------

Social Security No(s).: ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION


--------------------------------------------------------------------------------

    (Name of Eligible Institution Guaranteeing Signatures)

--------------------------------------------------------------------------------
  (Address (including zip code) and Telephone Number (including area code) of

                            Firm)

--------------------------------------------------------------------------------

                    (Authorized Signature)

--------------------------------------------------------------------------------

                        (Printed Name)

--------------------------------------------------------------------------------
                                    (Title)

Date: --------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

     To be completed ONLY if certificates for Original Notes in a stated amount at maturity not tendered are to be issued in the name of, or the Exchange Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Original Notes" within this Letter of Transmittal.

Name:
     ---------------------------------------------------------------------------
                                 (Please Print)


Address:
        ------------------------------------------------------------------------
                                 (Please Print)

--------------------------------------------------------------------------------
                                    Zip Code

--------------------------------------------------------------------------------
               Taxpayer Identification or Social Security Number
                        (See Substitute Form W-9 herein)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

     To be completed ONLY if certificates for Original Notes in a stated amount at maturity not tendered or not accepted for purchase or the Exchange Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of Original Notes" within this Letter of Transmittal.

Name:
     ---------------------------------------------------------------------------
                                 (Please Print)


Address:
        ------------------------------------------------------------------------
                                 (Please Print)

--------------------------------------------------------------------------------
                                    Zip Code

--------------------------------------------------------------------------------
   Taxpayer Identification or Social Security Number (See Substitute Form W-9
                                    herein)

     IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. The certificates for the tendered Original Notes (or a confirmation of a book-entry into the Exchange Agent's account at DTC of all Original Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or a facsimile hereof and any other documents required by this Letter of Transmittal (unless a Letter of Transmittal is not required to be delivered because the Original Notes are being tendered by book-entry transfer) must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Original Notes should be sent to Ainsworth.

     Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available or (ii) who cannot deliver their Original Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer in a timely basis must tender their Original Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and a Notice of Guaranteed Delivery, substantially in the form provided by Ainsworth (by telegram, telex, facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Original Notes, the certificate number or numbers of such Original Notes and the principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, the certificates representing all physically tendered Original Notes, in proper form for transfer, or a confirmation of book-entry transfer ("Book-Entry Confirmation"), as the case may be, and any other documents required by the applicable Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all physically tendered Original Notes in proper form for transfer, or a Book-Entry Confirmation, and all other documents required by this Letter of Transmittal are received by the Exchange Agent within two New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery. Holders of Original Notes who wish to tender their Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date.

     All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Original Notes tendered for exchange will be determined by Ainsworth, in its sole discretion, which determination shall be final and binding. Ainsworth reserves the absolute right to reject any and all tenders of any particular Original Notes not properly tendered or to not accept any particular Original Notes which acceptance might, in Ainsworth's judgment or its counsel's judgment, be unlawful. Ainsworth also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Original Notes either before or after the Expiration Date (including the right to waive the ineligibility of any Holder who seeks to tender Original Notes in the exchange offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Original Notes either before or after the Expiration Date (including the instructions in this Letter of Transmittal) by Ainsworth shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes for exchange must be cured within such reasonable period of time as Ainsworth shall determine. Neither Ainsworth, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Original Notes for exchange, nor shall any of them incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Original Notes not validly tendered will be returned without cost by the Exchange Agent to the tendering Holders of Original Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. Partial Tenders; Withdrawals. If less than all Original Notes are tendered, the tendering Holder should fill in the number of Original Notes tendered in the third column of the chart entitled "Description of Original Notes". All Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Original Notes are tendered, Original Notes for the aggregate principal amount of Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Original Notes are tendered, a certificate or certificates representing Exchange Notes issued in exchange of any Original Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box in this Letter of Transmittal or unless tender is made through DTC, promptly after the Original Notes are accepted for exchange.

     Tenders of Original Notes may be withdrawn at any time prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth in this Letter of Transmittal. Any such notice of withdrawal must specify the name of the person having tendered the Original Notes to be withdrawn, identify the Original Notes to be withdrawn (including the principal amount of such Original Notes), and (where certificates for Original Notes have been transmitted) specify the name in which such Original Notes are registered, if different from that of the withdrawing Holder. If certificates for Original Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates the withdrawing Holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such Holder is an Eligible Institution. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Original Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by Ainsworth in its sole discretion, which determination shall be final and binding on all parties. Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Dollar Exchange Offer. Any Original Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the relevant book-entry transfer procedures, such Original Notes will be credited to an account maintained with DTC for the Original Notes) as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn Original Notes may be retendered by following the procedures for tendering Original Notes set out in this Letter of Transmittal at any time prior to the Expiration Date.

     3. Signature on the Letter of Transmittal; Bond Power and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder or Holders of the Original Notes tendered hereby, the signature must correspond with the name or names as written on the face of the Original Notes without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal (or copy hereof) is signed by the registered Holder or Holders of Original Notes tendered and the certificate or certificates for Exchange Notes issued in exchange therefor is to be issued (or any untendered number of Original Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Original Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Original Notes tendered or transmit a properly completed separate bond power with this Letter of

Transmittal, with the signature on the endorsement or bond power guaranteed by an Eligible Institution.

     If Original Notes are registered in the name of a person other than a signer of this Letter of Transmittal, the Original Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by Ainsworth in its sole discretion, duly executed by the registered Holder with the signature thereon guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Original Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Ainsworth, proper evidence satisfactory to Ainsworth of their authority to so act must be submitted.

     Endorsements on Original Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Original Notes surrendered for exchange pursuant thereto are tendered (i) by a registered Holder of the Original Notes who has not completed the box entitled "Special Issuance Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution (as defined below). In the event that signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be made by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States or which is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") (collectively, "Eligible Institutions").

     4. Special Issuance and Delivery Instructions. Tendering Holders should include, in the applicable spaces, the name and address to which Exchange Notes or substitute Original Notes for principal amount not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Original Notes through DTC, if different from the account maintained at DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     5. Transfer Taxes. Ainsworth shall pay all transfer taxes, if any, applicable to the exchange of Original Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes, or Original Notes for principal amounts at maturity not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Original Notes tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Original Notes listed in this Letter of Transmittal.

     6. Waiver of Conditions. Ainsworth reserves the absolute right to amend, waive or modify, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     7. Mutilated, Lost, Stolen or Destroyed Notes. Any Holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     8. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address specified in the Prospectus.

     9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Original Notes will be resolved by Ainsworth, whose determination will be final and binding. Ainsworth reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of Ainsworth's counsel, be unlawful. Ainsworth also reserves the right to waive any irregularities or conditions of tender as to the particular Original Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. None of Ainsworth, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Ainsworth's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

     10. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

     11. Definitions. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR ORIGINAL NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE (UNLESS THE ORIGINAL NOTES ARE TENDERED BY BOOK-ENTRY TRANSFER IN WHICH CASE THE TENDER OF ORIGINAL NOTES MUST BE EFFECTED IN ACCORDANCE WITH THE PROCEDURES MANDATED BY DTC'S ATOP ON OR PRIOR TO THE EXPIRATION DATE).

                           IMPORTANT TAX INFORMATION

     The Holder is required to give the Exchange Agent the social security number or employer identification number of the Holder of the Notes. If the Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

           TO BE COMPLETED BY HOLDERS TENDERING PHYSICAL CERTIFICATES

                    PAYORS NAME:  AINSWORTH LUMBER CO. LTD.

--------------------------------------------------------------------------------

SUBSTITUTE                      Please fill out your name and address below:
FORM W-9
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE

Name: ------------------------------

Address (Number and
street): ------------------------------

------------------------------

City, State and Zip
Code: ------------------------------

------------------------------

----------------------------------------------------------------------------------------------
                                PART 1 -- PLEASE PROVIDE YOUR
PAYER'S REQUEST FOR TAXPAYER    TIN IN THE BOX AT RIGHT AND     ------------------------------
IDENTIFICATION NUMBER (TIN)     CERTIFY BY SIGNING AND DATING   Social Security Number
                                BELOW                           OR
                                                                ------------------------------
                                                                Employer Identification Number

----------------------------------------------------------------------------------------------
                                PART                            PART 3 --
                                2 -- CERTIFICATION -- UNDER
                                PENALTIES OF PERJURY, I         Awaiting TIN  [ ]
                                CERTIFY THAT: (1) The number
                                shown on this form is my        Exempt      [ ]
                                correct Taxpayer
                                Identification Number (or I am
                                waiting for a number to be
                                issued to me) and (2) I am not
                                subject to backup withholding
                                either because (a) I am exempt
                                from backup withholding; or
                                (b) I have not been notified
                                by the Internal Revenue
                                Service (the "IRS") that I am
                                subject to backup withholding
                                as a result of failure to
                                report all interest and
                                dividends, or (c) the IRS has
                                notified me that I am no
                                longer subject to backup
                                withholding.
----------------------------------------------------------------------------------------------

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the applicable box in Part 3.

SIGNATURE                                                       DATE
--------------------------------------------------------------  -----------------------------

NAME (Please Print)
----------------------------------------------------------------------------------------------

ADDRESS (Number and street)
----------------------------------------------------------------------------------------------
                             City, State and Zip Code

----------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT
      OF ANY PAYMENTS MADE TO YOU UNDER THE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
      CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL
      DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE APPLICABLE BOX IN PART 3 OF
SUBSTITUTE FORM W-9.

----------------------------------------------------------------------------------------------

                    CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security
Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor by the time of payment, 31% of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature                                                       Date
--------------------------------------------------------------  ------------------------------
----------------------------------------------------------------------------------------------

     IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES FOR ORIGINAL NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME ON THE EXPIRATION DATE.

-------------------------------------------------------------------------------------------------------------------
        CERTIFICATE SURRENDERED                ORIGINAL NOTES TENDERED               ORIGINAL NOTES ACCEPTED
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 Delivery Prepared                                     Checked
  by ------------------------------       by ------------------------------    Date ------------------------------

-------------------------------------------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9


GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens, i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.


------------------------------------------------------------
                                         GIVE THE
                                         SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                NUMBER OF
------------------------------------------------------------
 1.  An individual's account             The individual

 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, any
                                         one of the
                                         individuals(1)

 3.  Husband and wife (joint account)    The actual owner of
                                         the account or, if
                                         joint funds, either
                                         person(1)

 4.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)

 5.  Adult and minor (joint account)     The adult or, if
                                         the minor is the
                                         only contributor,
                                         the minor(1)

 6.  Account in the name of guardian or  The ward, minor or
     committee for a designated ward,    incompetent
     minor, or incompetent person        person(3)

 7.  a. The usual revocable savings      The grantor-
        trust account (grantor is also   trustee(1)
        trustee)

     b. So-called trust account that is The actual owner(1) not a legal or valid trust under State law

 8.  Sole proprietorship account         The owner(4)
------------------------------------------------------------
------------------------------------------------------------
                                         GIVE THE
                                         SOCIAL SECURITY
  FOR THIS TYPE OF ACCOUNT:              NUMBER OF
------------------------------------------------------------
 9.  A valid trust, estate, or pension   The legal entity
     trust                               (Do not furnish the
                                         identifying number
                                         or the personal
                                         representative or
                                         trustee unless the
                                         legal entity itself
                                         is not designated
                                         in the account
                                         title)(5)

10.  Corporate account                   The corporation

11.  Religious, charitable, or           The organization
     educational organization account

12.  Partnership account held in the     The partnership
     name of the business

13.  Association, club or other tax-     The organization
     exempt organization

14.  A broker or registered nominee      The broker or
                                         nominee

15.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a State or
     local government, school district,
     or person) that receives
     agricultural program payments

------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's Social Security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's Social Security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate or pension trust.

NOTE:If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAIN A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

- A corporation.

- A financial institution.

- An organization exempt from tax under section 501(a), or an individual retirement plan.

- The United States or any agency or instrumentality thereof.

- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

- An international organization or any agency or instrumentality thereof.

- A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

- A real estate investment trust.

- A common trust fund operated by a bank under section 584(a).

- An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

- An entity registered at all times under the Investment Company Act of 1940.

- A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

- Payments to nonresident aliens subject to withholding under section 1441.

- Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

- Payments of patronage dividends where the amount renewed is not paid in money.

- Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

- Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

- Payments described in section 6049(b)(5) to non-resident aliens.

- Payments on tax-free covenant bonds under section 1451.

- Payments made by certain foreign organizations.

- Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.

FILE SUBSTITUTE FORM W-9 WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045 and 6050A.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payee. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and /or imprisonment.

(4) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS. -- If you fail to include any portion of an includible payment for interest, dividends or patronage dividends in gross income and such failure is due to negligence, a penalty of 20% is imposed on any portion of an underpayment attributable to that failure.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.